Exhibit 99.1

2017 INVESTOR PRESENTATION Fourth Quarter | NASDAQ: MYRG

Forward - Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those tha t are not statements of historical fact, are forward - looking statements. The forward - looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward - lo oking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook, ” “ plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The fo rwa rd - looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (un les s required by securities laws), and we caution you not to rely on them unduly. We have based these forward - looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently sub ject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to pre dict and many of which are beyond our control. No forward - looking statement can be guaranteed and actual results may differ materially from those projected . Forward - looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, p art icularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10 - K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K. MYR Group Inc. Contact : Betty R. Johnson, Chief Financial Officer, 847 - 290 - 1891, investorinfo@myrgroup.com Investor Contact : Kristine Walczak , Dresner Corporate Services, 312.726.3600, kwalczak@dresnerco.com Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix │ Page 2 Investor Presentation │ March │ © 2018MYRGROUPINC . SAFE HARBOR STATEMENT

Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix │ Page 3 Investor Presentation │ March │ © 2018MYRGROUPINC . TABLE OF CONTENTS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 4 Investor Presentation │ March │ © 2018MYRGROUPINC . MYR: A MARKET LEADER POSITIONED FOR GROWTH Strong Market Position x A leader in Transmission & Distribution (T&D) – national x Growing presence in Commercial and Industrial (C&I) – regional x Broad geographic footprint with a strong presence in key growth markets x Network of more than 5,275 highly skilled employees that have built long - standing customer relationships across North America Favorable Industry Dynamics Support Growth x Current and planned spending by utilities and transmission developers remain high x Competitive transmission solicitations spurred by the FERC 1000 ruling x Growing need for additional transmission to deliver new generation of natural gas and renewable energy resources to load centers x Capitalize on federal and state programs for added infrastructure spending Numerous Competitive Differentiators x Superior performance on key operating metrics (safety, service/customer responsiveness) x Large, modern, centralized fleet, including extensive specialized equipment Solid Financial Performance x Growing revenues x Stable balance sheet to support growth Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Transmission & Distribution T&D Commercial & Industrial C&I │ Page 5 • Transmission up to 765kV • Overhead Distribution • Underground Distribution • Foundations & Caissons • Directional Boring • Substation & Collector Systems • EPC Services • PCS / Cellular Towers • Emergency Storm Response • Fiber Optics • Underground Gas Distribution • Educational / Medical Centers • Airports / Airfield Lighting • Data Centers • Bridge , Roadway, Tunnel Lighting • Government & Office Buildings • Building Automation & Controls • Telecommunications • Transportation / Traffic Signalization • Voice, Data & Video Systems • Industrial Facilities • Water & Wastewater Treatment Plants • Renovations and Major Additions • Technical Services • Power Plant Electrical Construction Investor Presentation │ March │ © 2018MYRGROUPINC . COMPREHENSIVE NORTH AMERICAN SERVICE OFFERINGS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $447 $622 $829 $722 $700 $795 $819 $879 $0 $200 $400 $600 $800 $1,000 2010 2011 2012 2013 2014 2015 2016 2017 Millions T&D Revenue T&D Revenue 10.1% CAGR $150 $158 $170 $180 $244 $267 $324 $524 $0 $100 $200 $300 $400 $500 $600 2010 2011 2012 2013 2014 2015 2016 2017 Millions C&I Revenue C&I Revenue 19.6% CAGR

│ Page 6 Investor Presentation │ March │ © 2018MYRGROUPINC . FUTURE GROWTH AND VALUE CREATION OPPORTUNITIES Organic Growth Strategic Acquisitions Prudent Capital Return Expand in new and existing markets that align with MYR’s core capabilities Continue to evaluate targeted, strategic acquisitions to expand business and hone operating expertise $19.3 million remaining under our $20.0 million Share Repurchase Program • Strategic expansion of MYR’s geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships Organic Growth • Search for and evaluate strategic opportunities that achieve long - term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long - term return thresholds and are compatible with MYR’s own values and culture • Focus on integration of processes, people, technology and equipment Strategic Acquisitions • On July 27, 2017, the Company’s Board of Directors approved a $20.0 million share repurchase program which expires on August 15, 2018. As of December 31, 2017, the Company had $ 19.3 million remaining under the plan Prudent Capital Return Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

MYR Group’s Strong Competitive Advantage x A dded 17 new locations during 2015 - 2016, including 8 locations added through three acquisitions x Modern fleet reduces downtime and protects our competitive edge x Centrally managed fleet allows for greater leverage of resources to effectively service nationwide footprint x Fleet investments increase our resource base to execute projects of all sizes and complexity │ Page 7 Investor Presentation │ March │ © 2018MYRGROUPINC . New Organic C&I Locations: Las Vegas, NV Colorado Springs, CO Seattle, WA Chino, CA Chino, CA Corpus Christi, TX Topeka, KS Winnipeg, MB, Canada Beckley, WV New Organic T&D Locations: Office Locations MYR NORTH AMERICAN COVERAGE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix New Acquired C&I Locations: Westbrook, ME Coquitlam, BC, Canada Vancouver, BC, Canada Nisku, AB, Canada Winnipeg, MB, Canada Auburn, ME Bloomfield , CT Morgan , UT New Acquired T&D Locations: 2015 - 2016 Acquired Office Expansion 2015 - 2016 MYR Group Organic Office Expansion Existing MYR Group Offices KEY TO OFFICE LOCATIONS

│ Page 8 Source: U.S. Department of Energy | October 2016 Transmission Data Review Miles of Planned Transmission Lines Expected to be completed by 2020 “Planned […] refers to projects where: (a ) Permits have been approved (b ) A design is complete, or (c ) The project is necessary to meet a regulatory requirement” Investor Presentation │ March │ © 2018MYRGROUPINC . T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 9 Source: The C Three Group, 2017 North American Electric Distribution Market Forecast 2008 - 2020, September 2017 Historical and Projected Transmission Investment (Nominal Dollars) Source: EEI Transmission Projects: At A Glance, September 2017 (Note: r=revised) Transmission spending by electrical utilities driven by System Reliability Aging Electric Grid Connecting Renewables Plant Retirements Investor Presentation │ March │ © 2018MYRGROUPINC . T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix U.S . investor - owned utilities project there should be a continued uptick from 2017 to 2018, and this growth should remain relatively constant for the remainder of the decade . Drivers for additional distribution spending Reliability Upgrades Aging Infrastructure Storm Hardening Housing Starts “In 2016, EEI members’ total transmission investments reached approximately $20.8 billion (nominal $) and expect to invest an additional $90 billion in the transmission system through 2020 .”

C&I’s Strong $346.0MM Backlog as of 12/31/2017 is Driven by: Hospitals Data Centers Airport Projects Transportation Work Aerospace Water / Waste Water Upgrades │ Page 10 Investor Presentation │ March │ © 2018MYRGROUPINC . C&I MARKET IS GROWING… Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Associated General Contractors of America: “Construction spending in January essentially matched the upwardly revised December record level of $1.263 trillion at a seasonally adjusted annual rate. The January total exceeded the year - earlier level by 3.2 percent. For the month, private nonresidential construction spending rose 0.3 percent, private residential spending declined 1.5 percent, and public construction spending gained 1.8 percent. On a year - over - year basis, private residential construction spending increased 4.2 percent, private nonresidential spending slipped 1.1 percent, and public construction spending jumped 8.2 percent.” Source : AGC Newsroom • March 1, 2018 Dodge Momentum Index – by McGraw - Hill Construction - 12 month leading indicator of construction spending for nonresidential building - 91% correlation between construction planning reports and the US Commerce Department’s Put in Place spending over the past 10 years Dodge Momentum Index The Dodge Momentum Index rose to 146.9 (2000=100) in February, up 0.5% from the revised January reading of 146.2, according to Dodge Data & Analytics. The commercial component of the Momentum Index fell two consecutive months, decreasing 4.8% from the January reading. The overall Momentum Index is above their year - ago levels. Source: McGraw Hill Construction Press Release March 7, 2018

│ Page 11 Investor Presentation │ March │ © 2018MYRGROUPINC . STRONG LONG - TERM FINANCIAL PERFORMANCE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $597 $780 $999 $903 $944 $1,062 $1,142 $1,403 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2010 2011 2012 2013 2014 2015 2016 2017 Millions Revenue by Work Type Trans. Dist. C&I 13.0% CAGR $386 $398 $409 $434 $398 $411 $425 $451 $435 $475 $621 $689 $661 $632 $702 $679 $0 $100 $200 $300 $400 $500 $600 $700 $800 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 2014 2015 2016 2017 Millions Backlog Backlog > 12 Mo 12 Mo. Backlog 16.3% CAGR $43 $49 $81 $85 $92 $83 $79 $66 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010 2011 2012 2013 2014 2015 2016 2017 Millions EBITDA * EBITDA 6.4% CAGR $0.78 $0.87 $1.60 $1.61 $1.69 $1.30 $1.23 $1.28 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2010 2011 2012 2013 2014 2015 2016 2017 Diluted EPS Diluted EPS 7.3% CAGR * For reconciliation of EBITDA to net income, see page 20

• Little off - balance - sheet leverage • Limited goodwill • Modest debt leverage • Strong liquidity position • Substantial bonding capacity • Investment in specialty equipment contributed to top - line organic growth and supports future organic growth │ Page 12 Investor Presentation │ March │ © 2018MYRGROUPINC . BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $(100) $- $100 $200 $300 2010 2011 2012 2013 2014 2015 2016 2017 Millions Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source : S&P Capital IQ - NM (Not Meaningful) reflects negative returns and is ignored for comparison purposes. 3 year average is from Dec. 2015 – Dec. 2017. * 3 year Average ROIC calculation for WG is for the period Sept. 2015 – Sept. 2017. 14.6% 8.9% 8.9% 6.2% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% EME MTZ MYRG PWR WG * 3 - Year Average ROIC $21.9 $42.3 $37.2 $42.7 $39.0 $46.6 $25.4 $30.8 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $25 $50 2010 2011 2012 2013 2014 2015 2016 2017 Millions CAPEX Investment CAPEX Spend CAPEX % of Rev

│ Page 13 Investor Presentation │ March │ © 2018MYRGROUPINC . DELIVERING STRONG RETURNS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • MYR closed on its 144A private placement in December 2007; approximately 17.8 million shares of stock were sold at $ 13.00/share to qualified institutional buyers. MYR traded on FBR’s 144A portal from that date until it went public on August 12, 2008. The trading volume in the first month of going public was approximately 5.2 million shares and the closing prices ranged from $14.50/share to $16.60/share. Source : S&P Capital IQ MYRG - CAGR 10.80% EME - CAGR 11.96% PWR - CAGR 2.62% MTZ - CAGR 16.81% WG - CAGR (30.83%) -100.0% 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% Dividend Adjusted Stock Return (12/26/2007 - 3/08/2018) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return WG Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ WG 12/26/2007 13.00$ 24.67$ 27.02$ 10.48$ 39.79$ 3/8/2018 37.01$ 78.11$ 35.17$ 51.15$ 0.93$ Div. Adj. Stock Return 184.7% 216.6% 30.2% 388.1% -97.7%

• Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Proven Strategy Execution • Executive Management average 31 years of industry experience Experienced Management • Regulatory environment supports growth and market analysts expect escalated spending through year 2020 Positive Industry Outlook • Opportunities for organic, vertical, horizontal and geographic growth Favorable Growth Prospects • Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Strong Financial Position • Centralization allows for greater efficiency and leverage of company resources Centralized Fleet and Corporate Operations │ Page 14 Investor Presentation │ March │ © 2018MYRGROUPINC . INVESTMENT OUTLOOK Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Appendix │ Page 15 Investor Presentation │ March │ © 2018MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 16 Investor Presentation │ March │ © 2018MYRGROUPINC . CORPORATE GOVERNANCE OVERVIEW EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT STRONG CORPORATE GOVERNANCE PRACTICES ▪ 8 of 9 directors are independent ▪ 5 of 9 directors have significant energy / utility experience ▪ Separate Chairman of the Board and CEO Positions ▪ Audit, Compensation and Nominating / Governance committees comprised solely of independent directors ▪ Separate executive sessions of independent directors ▪ Annual Board evaluations ACCOUNTABILITY & RESPONSIVENESS ▪ h ▪ Board adopted majority voting for uncontested elections in December of 2015 based on input from shareholders ▪ Proactive investor relations outreach to ensure active, ongoing engagement Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix ▪ Majority voting standard for directors in uncontested elections ▪ No shareholder rights plan in place ▪ Effective executive compensation best practices ▪ Majority of CEO compensation is performance based

EXPERIENCED MANAGEMENT TEAM Experienced management team that averages more than 24 years with MYR Group and approximately 31 years in our industry Strong corporate culture focused on customer service and safety Invested in management team for the successful execution of large, multi - year projects │ Page 17 Investor Presentation │ March │ © 2018MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Name Job Title Years With MYR Years Industry Experience Richard S. Swartz President and Chief Executive Officer 35 35 Betty R. Johnson Senior VP, Chief Financial Officer and Treasurer 17 28 Tod M. Cooper Senior VP, Chief Operating Officer T&D 27 29 Gerald B. Engen, Jr. Senior VP, Chief Legal Officer and Secretary 17 34 Jeff J. Waneka Senior VP, Chief Operating Officer C&I 26 33

MYR GROUP SERVICES Transmission Renewables Distribution Traffic Signalization Telecommunications Substation Foundations Industrial Storm Restoration EPC Commercial Smart Grid │ Page 18 Investor Presentation │ March │ © 2018MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

MYR GROUP CUSTOMER SAMPLE │ Page 19 Investor Presentation │ March │ © 2018MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

EBITDA RECONCILIATION │ Page 20 Investor Presentation │ March │ © 2018MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quart ers and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating perform anc e or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly bas is. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreci ati on schedules when comparing our measures to our peers’ measures. ($ In Millions, Except Per Share Amounts)* FY 2010 2011 2012 2013 2014 2015 2016 2017 Net Income 16.1$ 18.3$ 34.3$ 34.8$ 36.5$ 27.3$ 21.4$ 21.2$ Interest Expense, net 1.0 0.5 0.8 0.7 0.6 0.7 1.3 2.6 Provision for Income Taxes 9.3 10.8 20.4 20.1 21.4 17.0 16.9 3.5 Depreciation and Amortization 16.3 19.5 25.2 29.2 33.5 38.0 39.2 38.6 EBITDA 42.7$ 49.1$ 80.7$ 84.8$ 92.0$ 83.0$ 78.8$ 65.8$ Diluted Weighted Average Shares Outstanding 20.8 21.0 21.2 21.4 21.5 21.0 17.5 16.5 EBITDA per Diluted Share 2.05$ 2.34$ 3.80$ 3.96$ 4.29$ 3.95$ 4.51$ 3.99$ Revenue 597.1$ 780.4$ 999.0$ 902.7$ 944.0$ 1,061.7$ 1,142.5$ 1,403.3$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. EBITDA Margin 7.15% 6.29% 8.08% 9.39% 9.75% 7.82% 6.90% 4.69%

FINANCIAL RATIO DEFINITIONS │ Page 21 S&P Capital IQ Disclaimer of Liability Notice . This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Investor Presentation │ March │ © 2018MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix EBIT ( Earnings Before Interest, Taxes, inc. unusual items ) * (1-Effective Tax Rate) ÷ [Book Value (Total Stockholders' Equity [A]) + Net Debt] @ beginning of LTM = Return on Invested Capital EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin [A] Total Stockholders' Equity includes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics